Exhibit 99.3

WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hughes Supply, Inc. (the “Company”) on Form 10-Q for the quarter ended August 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Stephen Zepf, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2002	/s/ J. STEPHEN ZEPF
J. Stephen Zepf
Chief Financial Officer
and Chief Accounting Officer